American Century Capital Portfolios, Inc.

PROSPECTUS SUPPLEMENT

EQUITY INDEX FUND

INVESTOR/INSTITUTIONAL CLASS

Supplement dated May 8, 2006 * Prospectus dated July 29, 2005

THE FOLLOWING PARAGRAPH REPLACES THE THIRD PARAGRAPH UNDER THE HEADING THE FUND
MANAGEMENT TEAM ON PAGE 9 OF THE PROSPECTUS.

Lisa Chen is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the fund since May 1, 2006. Ms. Chen has been a portfolio manager with BGFA and BGI since 1999.

American Century Investment Services, Inc., Distributor

©2006 American Century Proprietary Holdings, Inc. All rights reserved.
The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

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